CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jan. 01, 2012	Jan. 02, 2011
Net actuarial (losses) gains, deferred income tax expense (benefit)	$ 49	$ (1,908)
Actuarial loss reclassification, deferred income tax expense	1,636	193
Prior service credit, deferred income tax expense	2,015	979
Prior service credit reclassification, deferred income tax benefit	$ 10,998	$ 1,590